Exhibit 99.1

FOR IMMEDIATE RELEASE
At Johnson Outdoors Inc.
Cynthia Georgeson
VP - Worldwide Communication
262-631-6600

JOHNSON OUTDOORS’ SHAREHOLDERS GIVE VOTE OF APPROVAL

Racine, Wisconsin, February 28, 2013……Johnson Outdoors Inc. (Nasdaq: JOUT) today announced shareholders voted FOR all proposals before them at the Company’s 2013 Annual Shareholder Meeting on Thursday, February 28th in Racine, Wisconsin.   Institutional Shareholder Services and Glass Lewis, the country’s leading independent proxy advisory firms, each recommended shareholder approval of the Company’s proposals.

At the meeting, shareholders 1) elected the proposed slate of directors for the coming year, 2) ratified the appointment of McGladrey LLP as the Company’s independent auditors, 3) endorsed executive compensation, and 4) approved a new Non-Employee Director Stock Ownership Plan.  Items two and three were non-binding votes.

After completion of voting, management discussed the Company’s marketplace and financial performance pursuant to its C5 2010 – 2012 strategic plan, a period during which Johnson Outdoors increased revenue by 5 percent annually and grew profits faster than sales. Helen Johnson-Leipold, Chairman and Chief Financial Officer, outlined the Company’s new Value Plus three-year strategic plan with financial targets of 3-5 percent compound annual growth rate in sales and 5-7 percent operating profit by the end of Fiscal 2015.

ABOUT JOHNSON OUTDOORS INC.
JOHNSON OUTDOORS is a leading global outdoor recreation company that turns ideas into adventure with innovative, top-quality products.  The company designs, manufactures and markets a portfolio of winning, consumer-preferred brands across four categories: Watercraft, Marine Electronics, Diving and Outdoor Gear.  Johnson Outdoors' familiar brands include, among others: Old Town® canoes and kayaks; Ocean Kayak™ and Necky® kayaks; Carlisle® paddles; Extrasport® personal flotation devices; Minn Kota® motors; Cannon® downriggers; Humminbird® marine electronics; LakeMaster® electronic charts; SCUBAPRO® and SUBGEAR® dive equipment; Silva® compasses; Jetboil® outdoor cooking systems; and Eureka!® camping and hiking equipment.

Visit Johnson Outdoors at http://www.johnsonoutdoors.com

SAFE HARBOR STATEMENT

Certain matters discussed in this press release are “forward-looking statements,” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  Statements other than statements of historical fact are considered forward-looking statements. These statements may be identified by the use of forward-looking words or phrases such as "anticipate,'' "believe,'' "could,'' "expect,'' "intend,'' "may,'' "planned,'' "potential,'' "should,'' "will,'' "would'' or the negative of those terms or other words of similar meaning. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results or outcomes to differ materially from those currently anticipated.  Factors that could affect actual results or outcomes include changes in economic conditions, consumer confidence levels and discretionary spending patterns in key markets; the Company’s continued success in implementing its strategic plan, including its targeted sales growth platforms and focus on innovation; the Company’s success in integrating strategic acquisitions; litigation costs related to actions of and disputes with third parties, including competitors; the Company’s continued success in working capital management and cost-structure reductions; the Company’s ongoing success in meeting financial covenants in its credit agreements with lenders; risk of future write-downs of goodwill or other intangible assets; ability of the Company’s customers to meet payment obligations; movements in foreign currencies, interest rates and commodity costs; the success of suppliers and customers; the ability of the Company to deploy its capital successfully; adverse weather conditions; and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission.  Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements included herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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